CO PY RI GH T © A BC EL LE RA MAY 8, 2025 Q1 2025 BUSINESS UPDATE

These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance, or achievements to be materially different from the information expressed or implied by these forward-looking statements. These risks, uncertainties and other factors are described under "Risk Factors," "Management's Discussion and Analysis of Financial Condition and Results of Operations" and elsewhere in the documents we file with the Securities and Exchange Commission from time to time. We caution you that forward-looking statements are based on a combination of facts and factors currently known by us and our projections of the future, about which we cannot be certain. As a result, the forward-looking statements may not prove to be accurate. The forward-looking statements in this presentation represent our views as of the date hereof. We undertake no obligation to update any forward-looking statements for any reason, except as required by law. DISCLAIMER This presentation contains forward-looking statements, including statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements are based on management’s beliefs and assumptions and on information currently available to management. All statements contained in this presentation other than statements of historical fact are forward-looking statements, including statements regarding our ability to develop, commercialize and achieve market acceptance of our current and planned products and services, our research and development efforts, and other matters regarding our business strategies, use of capital, results of operations and financial position, and plans and objectives for future operations. In some cases, you can identify forward-looking statements by the words “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. 2 CO PY RI GH T © A BC EL LE RA Q1 2 02 5 Bu si ne ss U pd at e

2025 PRIORITIES

Enter the clinic and initiate activities at clinical manufacturing facility.

ABCL635 Phase 1 clinical trials initiated in 2025

ABCL575 Phase 1 clinical trials initiated in 2025

Nominate additional development candidate(s) for CTA-enabling studies

Complete platform investments by the first half of the year

Initiate activities at the new clinical manufacturing facility

~$810M in available liquidity to execute on our strategy

Q1 2025 Business Update

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INTERNAL PIPELINE & PROGRAMS

ABCL635 is a **potential first-in-class** antibody for the **non-hormonal treatment of vasomotor symptoms** (hot flashes).

Target

Neurokinin 3 receptor (NK3R)

Target Type

G protein-coupled receptor (GPCR)

Indication

Moderate-to-severe vasomotor symptoms (VMS) associated with menopause

Therapeutic Area

Endocrinology / women's health



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5 CO PY RI GH T © A BC EL LE RA Q1 2 02 5 Bu si ne ss U pd at e ● Potential first-in-class antibody therapy ● Anticipate differentiated safety profile ● Expected monthly (Q4W) subcutaneous dosing schedule, preferred by women with VMS Science DifferentiationCommercial Opportunity Development Path ● NK3R is a GPCR involved in endocrine homeostasis and thermoregulation ● Pathway is clinically validated with small molecules ● Primary scientific risk is in achieving sufficient target engagement ● Approximately 40 million women are of menopausal age in the US1 and ~30% experience moderate-to- severe VMS2 ● Novel non-hormonal treatments for VMS are estimated to become a $2B+ market opportunity ● Well-established clinical development path ● Biomarkers enable assessment of target engagement in Phase 1 ● Safety and early efficacy data readouts in 2026 1. US Census Bureau. Women age 45-64. 2. Nappi RE, et. al. Menopause. 2021 May 24;28(8):875-882. doi: 10.1097/GME.0000000000001793. Initiation of Phase I clinical study anticipated in Q3 2025 INTERNAL PIPELINE & PROGRAMS ABCL635 NK3R Antagonist

6 CO PY RI GH T © A BC EL LE RA CO NF ID EN TI AL Q1 2 02 5 Bu si ne ss U pd at e VMS are highly prevalent, significantly impact health and well-being, and are the most common reason for seeking treatment for menopause. 1. Avis NE, et al. JAMA Intern Med. 2015 Apr;175(4):531-9. doi: 10.1001/jamainternmed.2014.8063.. 2. Thurston RC, et al. Obstet Gynecol Clin North Am. 2011 Sep;38(3):489-501. doi: 10.1016/j.ogc.2011.05.006. 3. Faubion SS, et al. Mayo Clin Proc. 2023 Jun;98(6):833-845. doi: 10.1016/j.mayocp.2023.02.025. 4. O'Neill MT, et al. Occup Med (Lond). 2023 Sep 29;73(6):332-338. doi: 10.1093/occmed/kqad078. Millions of women seek treatment VMS are a significant burden Commercial Opportunity ABCL635 VMS are the most common symptoms of menopause, persisting for a median of 7.4 years.1 They have a significant impact on quality of life, are associated with cardiovascular disease risk,2 and result in lost productivity, career advancement, and income.3,4,5 Approximately 40 million women are of menopausal age in the US.6 ~30% of women experience moderate-to-severe VMS,7 and it is estimated that more than half seek treatment for menopausal symptoms.8 5. Ko J, et al. Menopause Foundation of Canada; October 16, 2023. Accessed April 24, 2025. https://menopausefoundationcanada.ca/menopause-and-work-in-canada-report/ 6. US Census Bureau. Women age 45-64. 7. Nappi RE, et. al. Menopause. 2021 May 24;28(8):875-882. doi: 10.1097/GME.0000000000001793. 8. Todorova L, et al. Menopause. 2023 Dec 1;30(12):1179-1189. doi: 10.1097/GME.0000000000002265.

7 CO PY RI GH T © A BC EL LE RA CO NF ID EN TI AL In a global study, 57% of women were eligible for MHT, but against using it.1 Q1 2 02 5 Bu si ne ss U pd at e 1. Stute P, et al. Maturitas. 2022 Oct;164:38-45. doi: 10.1016/j.maturitas.2022.06.008. 2. “The 2023 Nonhormone Therapy Position Statement of The North American Menopause Society” Advisory Panel. 2023 Jun 1;30(6):573-590. doi: 10.1097/GME.0000000000002200. ✝ AbCellera estimate. Despite effective treatments, there remains a large unmet need for many women suffering from VMS. ~12% of women are contraindicated.1 Presently there are contraindications to MHT for estrogen-dependent cancers and cardiovascular disease.2 Menopause Hormone Therapy (MHT) is an effective treatment for VMS, and the current standard of care. However, there are many women who are contraindicated, have complications, or who choose not to take MHT. ABCL635 ~8% of women discontinue MHT within 12 months.1✝ Commercial Opportunity

8 CO PY RI GH T © A BC EL LE RA CO NF ID EN TI AL Q1 2 02 5 Bu si ne ss U pd at e NK3R antagonists are effective non-hormonal options for VMS. ABCL635 Science Pre-Menopause

9 CO PY RI GH T © A BC EL LE RA CO NF ID EN TI AL Q1 2 02 5 Bu si ne ss U pd at e NK3R antagonists are effective, non-hormonal options for VMS. ABCL635 Menopause Science

ABCL635 Science

NK3R antagonists are effective, non-hormonal options for VMS.

Treatment


Hypothalamus
NKB
ABCL635 blocks NKB binding
NK3R
Infundibular nucleus
Preoptic area
Rebalanced stimulation
KNDy neuron
Heat dissipation neuron
Ovaries
Estrogen
↓ Estrogen production
↓ KNDy neuron inhibition
Rebalanced body temperature
Reduced VMS
↓ Sweating
↓ Hot flashes
Stimulation
Inhibition

Proposed mechanism of action for ABCL635 based on AbCellera nonclinical data and published literature.

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ABCL635 | Differentiation

Approved and soon-to-be-approved **NK3R therapies will establish the market.**

Fezolinetant (Veozah®) by **Astellas**

Small molecule **NK3R** antagonist

Stage

Approved by US FDA on May 12, 2023

Dosing

Daily oral treatment

Safe and effective in reducing severity and frequency of VMS

Elinzanetant by **Bayer**

Small molecule **NK3R** and **NK1R** antagonist

Stage

NDA accepted by US FDA October 9, 2024

Dosing

Daily oral treatment

Safe and effective in reducing severity and frequency of VMS

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ABCL635 | Differentiation

ABCL635 is designed to offer an **improved treatment option** for women with moderate-to-severe VMS due to menopause.

An **antibody-based therapeutic** may provide several benefits over current non-hormonal treatments:

Potential for reduced toxicities & side-effects

Antibodies are generally not associated with **drug-related liver toxicity**.[1]

ABCL635 does not antagonize NK1R, and is therefore not expected to induce **fatigue or somnolence**.[2, 3, 4, 5]

Dosing flexibility

Over 50% of women with VMS would prefer an **injectable every 4 weeks over a daily oral treatment**.[6]

Increasing use of GLP-1 agonists is significantly increasing the **autoinjector-experienced population**.

1. LiverTox: Clinical and Research Information on Drug-Induced Liver Injury [Internet]. Bethesda (MD): National Institute of Diabetes and Digestive and Kidney Diseases; 2012-. Monoclonal Antibodies. [Updated 2024 Dec 10]. Available from: https://www.ncbi.nlm.nih.gov/books/NBK548844/.
2. Pinkerton JV, et al. JAMA. 2024 Aug 22;332(16):1343–54. doi: 10.1001/jama.2024.14618.
3. Lederman S,et al. Lancet. 2023 Apr 1;401(10382):1091-1102. doi: 10.1016/S0140-6736(23)00085-5.
4. Johnson KA, et al. J Clin Endocrinol Metab. 2023 Jul 14;108(8):1981-1997. doi: 10.1210/clinem/dgad058.
5. Panay N., et al. Poster presentation at the North American Menopause Society (NAMS) Annual Meeting, [September 10 – 14, 2024]. Poster number P-121.
6. AbCellera. Sponsored primary market research, 2024. Survey question: If you were presented with two products that were equally efficacious and safe, with similar side effect profiles, which of the following would you prefer to take?

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ABCL635 | Development Path

If successful, ABCL635 would be a **differentiated product** in a **large and established market.**

CTA Submission	Phase I Initiation	Phase I Readout safety & early efficacy
2025 Q2	**2025 Q3** *Anticipated*	**2026 H1** *Anticipated*

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INTERNAL PIPELINE & PROGRAMS

Initiation of Phase I clinical trials for **ABCL635 & ABCL575** anticipated in **Q3 2025**.

MOLECULE	TARGET	THERAPEUTIC AREA	STAGE		
ABCL635	NK3R	Endocrinology & Women's Health	**CTA Submission** 2025 Q2	**Phase I Initiation** 2025 Q3 *Anticipated*	**Phase I Readout** 2026 *Anticipated*
ABCL575	OX40L	Immunology & Inflammation	**CTA Submission** 2025 Q2	**Phase I Initiation** 2025 Q3 *Anticipated*	**Phase I Readout** 2026 *Anticipated*

May 9: Presentation of **ABCL575** preclinical data at the **Society for Investigative Dermatology** annual meeting

20+ discovery programs in the pipeline

* **Clinical Trial Applications (CTAs)** = Canadian equivalent to an **Investigational New Drug (IND) submission**

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Transition to a clinical-stage biotech nearly complete.

As we shift from building our platform to using it, we are leveraging capabilities in challenging targets, including GPCRs, ion channels, and T-cell engagers to advance our pipeline.

Additional **development candidate** targeting complex membrane protein expected

20+ internal programs in discovery: approximately half target complex membrane proteins.

Complete platform **investments**

On track to initiate manufacturing activities in 2025 and completing final investments.

Q1 2025 Business Update
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16 CO PY RI GH T © A BC EL LE RA Q1 2 02 5 Bu si ne ss U pd at e Q1 2025 FINANCIALS UPDATE

We have the capabilities and the capital to execute on our strategy.

~$810M in available liquidity to execute on our strategy*

~$630M in total cash, cash equivalents, & marketable securities*

~$180M in total available government funding*

* As of March 31, 2025

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18 CO PY RI GH T © A BC EL LE RA Q1 2 02 5 Bu si ne ss U pd at e PARTNER-INITIATED PROGRAM STARTS WITH DOWNSTREAMS Cumulative # of MOLECULES IN THE CLINIC Cumulative # of Note: Showing year-end figures except most-recent quarter. Historical results are not necessarily indicative of future results. Notable Updates on Molecule This Quarter’s Update NBL-012 NBL-015/FL-301 NBL-020 NBL-028 Paused Continuing portfolio growth. MOLECULES IN THE CLINIC

Operating expenses reflect R&D investments.

Revenue USD


MILESTONES
LICENSING
RESEARCH FEES
$10.0M
$9.8M
$4.2M
$4.1M
$0.2M
Q1 2024
Q1 2025

Operating Expenses USD


RESEARCH & DEVELOPMENT
+$3.2M
$39.3M
$42.5M
Q1 2024
Q1 2025
SALES & MARKETING
-$0.5M
$3.4M
$2.8M
Q1 2024
Q1 2025
GENERAL & ADMIN
-$1.1M
$17.4M
$16.2M
Q1 2024
Q1 2025

Q1 2025 Business Update

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20 CO PY RI GH T © A BC EL LE RA Q1 2 02 5 Bu si ne ss U pd at e Net loss of $46M; equivalent to ($0.15) per share (basic & diluted). Earnings USD NET EARNINGS EARNINGS PER SHARE: BASIC AND DILUTED Q1 2024 Q1 2025 Q1 2024 Q1 2025

21 CO PY RI GH T © A BC EL LE RA Q1 2 02 5 Bu si ne ss U pd at e Approximately $633M in total cash, equivalents, and marketable securities. Cash Flows USD * Restricted cash (including restricted cash in other assets) FINANCING FX $446M Marketable Securities $159M Cash & Equivalents $27M* Mar 31, 2025 ($17M) Other $25M Marketable Securities (net) OPERATINGDec 31, 2024 $27M* $653M ($12M) $8M $6M $1M $633M $156M Cash & Equivalents INVESTING $469M Marketable Securities

22 CO PY RI GH T © A BC EL LE RA Q1 2 02 5 Bu si ne ss U pd at e THANK YOU